Exhibit 99.1

Data Storage Corporation Announces Its Intention to Commence a Tender Offer

MELVILLE, N.Y., December 8, 2025 (GLOBE NEWSWIRE) — Data Storage Corporation (Nasdaq: DTST) (the “Data Storage” or “Company”), today announced its intention to commence a tender offer (the “Offer”) to purchase for cash up to 6,192,990 shares of its common stock, par value $0.001 per share, at a purchase price of $5.20 per share, less any applicable withholding taxes and without interest, for an aggregate purchase price of up to $32,203,548. The Company intends to distribute to stockholders and file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission (the “SEC”), today, December 8, 2025.

The Company intends to commence the Offer today. The Offer, proration period, and withdrawal rights is scheduled to expire at 12:00 midnight, at the end of the day, New York City time, on Wednesday, January 7, 2026, unless the Offer is extended (the “Expiration Time”). Stockholders must validly tender and not validly withdraw their common stock before the Expiration Time to be eligible to participate in the tender offer. Tendered shares of common stock may only be withdrawn on or before the Expiration Time.

“Following the divestiture of our disaster recovery and CPU cloud hosting services business, we are rapidly advancing Data Storage’s next phase — with a strategic plan to invest in higher-growth areas where we believe we can build durable competitive advantages, including GPU Infrastructure-as-a-Service (IaaS), AI-driven software applications business process AI software, cybersecurity, and voice/data telecommunications,” said Chuck Piluso, Chairman and Chief Executive Officer. “We have also put in place and executed advisory engagements with specialists in these high-technology verticals to support our acquisition and partnership strategy. While this tender offer provides optional liquidity for stockholders who elect to participate, stockholders who do not tender will own a greater percentage of our outstanding shares following consummation of the Offer.”

Purpose of the Offer; No Recommendation

After evaluating various alternatives, expected capital requirements and legal restrictions, the Company believes the Offer represents an attractive opportunity to return capital to stockholders who elect to tender their shares, subject to the terms and conditions of the Offer. Additionally, stockholders who do not participate in the Offer will experience an automatic increase in their relative percentage interest in the Company following completion of the Offer.

Neither the Company nor any member of its Board of Directors or the Special Committee, nor the Information Agent or Depositary, makes any recommendation to any stockholder as to whether to tender or refrain from tendering any shares. Stockholders should carefully evaluate all information in the Offer and are urged to consult with their financial and tax advisors.

Funding and Strategic Execution

The Company intends to pay for the purchase of tendered shares, including related fees and expenses, with cash on hand including proceeds received from the sale of its cloud services business, which was completed on September 11, 2025. The Offer will not be subject to a financing condition.

Following the closing of the divestiture, Data Storage is no longer engaged in providing cloud-based disaster recovery or cloud CPU hosting business solutions. Through its subsidiary, Nexxis, the Company continues to provide Voice over Internet Protocol (“VoIP”)/Unified Communications and dedicated internet connectivity as part of its one-stop solution set.

Tender offer materials; Where to get information

The tender offer described in this press release has not yet commenced. This press release is for information purposes only, and is not an offer to purchase or the solicitation of an offer to sell any shares of the Company’s common stock. The solicitation of offers to purchase shares of the Company’s common stock will be made only pursuant to the tender offer documents, including an Offer to Purchase and related Letter of Transmittal, that the Company intends to distribute to stockholders and file as part of a tender offer statement on Schedule TO with the SEC, today, December 8, 2025.

THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED TENDER OFFER DOCUMENTS) WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION CONCERNING THE TERMS OF THE TENDER OFFER.

Once the tender offer is commenced, copies of the tender offer statement on Schedule TO, the Offer to Purchase, the Letter of Transmittal and other documents that the Company will be filed with the SEC, will be distributed by the Company to the Company’s stockholders at no expense to them and will also be available to stockholders free of charge at the SEC website at www.sec.gov.

Questions and requests for assistance or additional copies of the Offer materials may be directed to the Information Agent for the Offer: Broadridge Corporate Issuer Solutions, LLC, 51 Mercedes Way, Attn: BCIS IWS, Edgewood, NY 11717, (856) 793-5068, Email: shareholder@broadridge.com.

About Data Storage Corporation

Data Storage Corporation (Nasdaq: DTST), through its subsidiary, Nexxis, Inc., provides Voice over Internet Protocol (“VoIP”)/Unified Communications and dedicated internet connectivity as part of DTST’s one-stop solution set. Once the tender offer is complete, DTST plans to invest in and support businesses, including, but not limited to, GPU Infrastructure-as-a-Service (IaaS), AI-driven software applications, cybersecurity, and voice/data telecommunications. The Company’s mission is to build sustainable, recurring revenue streams while maintaining financial discipline and strategic focus. For more information, visit www.dtst.com.

Safe Harbor Provision

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created thereby. Forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and include statements regarding the Company’s intention to commence a tender offer and to distribute to stockholders and file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission (the “SEC”);rapidly advancing Data Storage’s next phase; investing in higher-growth areas where the Company can build durable competitive advantages, including GPU Infrastructure-as-a-Service (IaaS), AI-driven software applications, business process AI software, cybersecurity, and voice/data telecommunications;; the Offer representing an attractive opportunity to return capital to stockholders who elect to tender their shares; plans to invest in and support businesses, including, but not limited to, GPU Infrastructure-as-a-Service, AI-driven software applications, cybersecurity, and voice/data telecommunications; and building sustainable, recurring revenue streams while maintaining financial discipline and strategic focus.. Important factors that could cause actual results to differ materially from current expectations include the Company’s ability to advance its strategy in high-growth technology verticals; the Company’s ability to invest in high-growth areas where it can build durable competitive advantages, including GPU Infrastructure-as-a-Service (IaaS), AI-driven software applications, business process AI software, cybersecurity, and voice/data telecommunications; and the Company’s ability to build sustainable, recurring revenue streams while maintaining financial discipline and strategic focus. These risks should not be construed as exhaustive and should be read together with the other cautionary statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise.

Contact:
Crescendo Communications, LLC
212-671-1020
DTST@crescendo-ir.com